UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2023

UR-ENERGY INC.
(Exact name of registrant as specified in its charter)

Canada	001-33905	Not applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10758 W Centennial Road, Suite 200 Littleton, Colorado	80127
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (720) 981-4588

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock	URG (NYSE American): URE (TSX)	NYSE American; TSX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company held its Annual and Special Meeting of Shareholders (the “Meeting”) on June 2, 2023. At the Meeting, four proposals were submitted to the shareholders for approval as set forth in the Company’s definitive proxy statement, filed April 21, 2023. As of April 6, 2023, the record date for the meeting, a total of 264,726,804 Common Shares were outstanding and entitled to vote. In total, 145,597,254 Common Shares were present in person or represented by proxy at the Meeting, which represented 55.0% of the Common Shares outstanding and entitled to vote as of the record date.

Proposal No. 1 – Election of Directors. The shareholders elected all of the directors presented to the shareholders. For the election of directors, there were 26,501,024 broker non-votes.

Nominee	Votes For	%	Votes Withheld	%	Non-Votes
W. William Boberg	76,876,632	64.55	42,219,598	35.45	26,501,024
John W. Cash	117,098,732	98.32	1,997,499	1.68	26,501,023
Rob Chang	102,183,298	85.80	16,912,933	14.20	26,501,023
James M. Franklin	98,883,806	78.83	25,212,425	21.17	26,501,023
Gary C. Huber	83,229,561	69.88	35,866,670	30.12	26,501,023
Thomas H. Parker	114,614,781	96.24	4,481,449	3.76	26,501,024
Kathy E. Walker	109,200,320	91.69	9,895,911	8.31	26,501,023

Proposal No. 2 – Reappointment of PricewaterhouseCoopers LLP as our independent auditors of the Company and authorization for the directors to fix the remuneration of the auditors. There were two broker non-votes on Proposal No. 2

For	Withheld
143,083,071	2,514,181

Proposal No. 3 – Advisory (non-binding) vote regarding the compensation of the Company’s named executive officers. There were 26,501,026 broker non-votes on Proposal No. 3.

For	Against
89,783,985	29,312,243

Proposal No. 4 – Ratification, confirmation and approval of amendments to the Ur-Energy Inc. Amended and Restated Stock Option Plan. There were 26,501,023 broker non-votes on Proposal No. 4.

For(1)	Against
67,390,613	47,388,842

(1) Excluding 4,316,776 common shares held by certain insiders and their affiliates.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 5, 2022

Ur-Energy Inc.

By:	/s/ Penne A. Goplerud
Name:	Penne A. Goplerud
Title:	Corporate Secretary and General Counsel

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